Exhibit 10.2
THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT.

WARRANT NO. [●]	NUMBER OF SHARES: [●]
DATE OF ISSUANCE: December 23, 2020	(subject to adjustment hereunder)
EXPIRATION DATE: December 23, 2025

WARRANT TO PURCHASE SHARES
OF COMMON STOCK OF

TRANSPHORM, INC.

This Warrant is issued to [●], or its registered assigns (including any successors or assigns, the “Warrantholder”), in connection with that certain Placement Agent Agreement, dated as of December 22, 2020, by and among Transphorm, Inc. (f/k/a Peninsula Acquisition Corporation), a Delaware corporation (the “Company”), and Loop Capital Markets LLC, as representative of the placement agents set forth therein (the “Placement Agent Agreement”). The Warrant Shares (as defined below) are entitled to the benefits, and subject to the obligations, set forth in that certain Registration Rights Agreement, dated as of December 23, 2020, among the Company, the Warrantholder and the other parties thereto (the “Registration Rights Agreement”).

1.    EXERCISE OF WARRANT.

(a)    Number and Exercise Price of Warrant Shares; Expiration Date. Subject to the terms and conditions set forth herein and set forth in the Placement Agent Agreement, the Warrantholder is entitled to purchase from the Company up to [●] shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) (as adjusted from time to time pursuant to the provisions of this Warrant) (the “Warrant Shares”), at a purchase price of $3.30 per share (the “Exercise Price”), on or before 5:00 p.m. New York City time on December 23, 2025 (the “Expiration Date”) (subject to earlier termination of this Warrant as set forth herein).

(b)    Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 1(a) above, the Warrantholder may exercise this Warrant in accordance with Section 6 herein, by either:

(i)    wire transfer to the Company or cashier’s check drawn on a United States bank made payable to the order of the Company, or

(ii)    exercising of the right to credit the Exercise Price against the Fair Market Value (as defined below) of the Warrant Shares on the date of exercise (the “Net Exercise”) pursuant to Section 1(c).

Notwithstanding anything herein to the contrary, the Warrantholder shall not be required to physically surrender this Warrant to the Company until the Warrantholder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Warrantholder shall surrender this Warrant to the Company for cancellation within three trading days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Warrantholder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.

(c)    Net Exercise. If the Company shall receive written notice from the Warrantholder at the time of exercise of this Warrant that the holder elects to Net Exercise the Warrant, the Company shall deliver to such Warrantholder (without payment by the Warrantholder of any exercise price in cash) that number of Warrant Shares computed using the following formula:

X =	Y (A - B)
A
Where

X =	The number of Warrant Shares to be issued to the Warrantholder.

Y =	The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

A =	The Fair Market Value of one share of Common Stock (at the date of such calculation).

B =	The Exercise Price (as adjusted hereunder to the date of such calculations).

The “Fair Market Value” of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the thirty (30) day period ending two business days prior to the date of Net Exercise; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) of the Common Stock over the thirty (30) day period ending two business days prior to the Net Exercise; or (iii) if fair market value cannot be calculated as of such date on either of the foregoing bases, the price determined in good faith by the Company’s Board of Directors.

(d)    Deemed Exercise. In the event that immediately prior to the close of business on the Expiration Date, the Fair Market Value of one share of Common Stock (as determined in accordance with Section 1(c) above) is greater than the then applicable Exercise Price, this Warrant shall be deemed to be automatically exercised on a net exercise issue basis pursuant to Section 1(c) above, and the Company shall deliver the applicable number of Warrant Shares to the Warrantholder pursuant to the provisions of Section 1(c) above and this Section 1(d).

2.    CERTAIN ADJUSTMENTS.

(a)    Adjustment of Number of Warrant Shares and Exercise Price. The number and kind of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(i)    Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the Date of Issuance but prior to the Expiration Date subdivide its shares of capital stock of the same class as the Warrant Shares, by split-up or otherwise, or combine such shares of capital stock, or issue additional shares of capital stock as a dividend with respect to any shares of such capital stock, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 2(a)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(ii)    Reclassification, Reorganizations and Consolidation. In case of any reclassification, capital reorganization or change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 2(a)(i) above) that occurs after the Date of Issuance, then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Warrantholder, so that the Warrantholder shall thereafter have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and/or other securities or property (including, if applicable, cash) receivable in connection with such reclassification, reorganization or change by a holder of the same number and type of securities as were purchasable as Warrant Shares by the Warrantholder immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Warrantholder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder, provided the aggregate Exercise Price shall remain the same (and, for the avoidance of doubt, this Warrant shall be exclusively exercisable for such shares of stock and/or other securities or property from and after the consummation of such reclassification or other change in the capital stock of the Company).

(b)    Statement of Adjustment. Whenever the Exercise Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall, at its expense, promptly deliver to the Warrantholder a certificate of an officer of the Company setting forth the nature of such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

3.    NO FRACTIONAL SHARES. No fractional Warrant Shares or scrip representing fractional shares will be issued upon exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one Warrant Share.

4.    NO STOCKHOLDER RIGHTS. Until the exercise of this Warrant or any portion of this Warrant, the Warrantholder shall not have, nor exercise, any rights as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company).

5.    RESERVATION OF STOCK. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Shares (or other securities) upon the exercise of this Warrant.

6.    MECHANICS OF EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, by delivering to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Warrantholder at the address of the Warrantholder appearing on the books of the Company) a completed and duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A by mail or email attachment together with payment in full of the Exercise Price (unless the Warrantholder has elected to Net Exercise) then in effect with respect to the number of Warrant Shares as to which the Warrant is being exercised. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the delivery to the Company of the Notice of Exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Warrant Shares purchased hereunder shall be transmitted by the Company’s transfer agent to the holder by crediting the account of the holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the holder or (B) the shares are eligible for resale by the holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the holder in the Notice of Exercise by the end of the day on the date that is three trading days from the delivery to the Company of the Notice of Exercise and payment of the aggregate Exercise Price (unless exercised by means of a cashless exercise pursuant to Section 1(c)). The Warrant Shares shall be deemed to have been issued, and the holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by Net Exercise) and all taxes required to be paid by the holder, if any, prior to the issuance of such shares, having been paid.

7.    COMPLIANCE WITH SECURITIES LAWS.

(a)    The Warrantholder hereby represents: (a) that this Warrant and any securities to be acquired by the Warrantholder on exercise of the Warrant will be acquired for investment for the Warrantholder’s own account and not with a view to the resale or distribution of any part thereof, and (b) that the Warrantholder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). In addition, as a condition of its delivery of certificates for the Common Stock, the Company will require the Warrantholder to deliver to the Company representations regarding the Warrantholder’s sophistication, investor status, investment intent, acquisition for its own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering as set forth in the form of Notice of Exercise attached hereto as Exhibit A.

(b)    The Warrantholder understands that this Warrant and the Warrant Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations this Warrant and the Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the

Warrantholder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(c)    Prior and as a condition to the sale or transfer of the Warrant Shares issuable upon exercise of this Warrant, the Warrantholder shall furnish to the Company such certificates, representations, agreements and other information, including an opinion of counsel, as the Company or the Company’s transfer agent reasonably may require to confirm that such sale or transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, unless such Warrant Shares are being sold or transferred pursuant to an effective registration statement.

(d)    The Warrantholder acknowledges that the Company may place a restrictive legend on the Warrant Shares issuable upon exercise of this Warrant in order to comply with applicable securities laws, in substantially the following form and substance:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

8.    REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.    TRANSFERS; EXCHANGES.

(a)    Subject to compliance with applicable federal and state securities laws and Section 7 hereof, this Warrant may be transferred by the Warrantholder with respect to any or all of the Warrant Shares purchasable hereunder. For a transfer of this Warrant as an entirety by the Warrantholder, upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Warrantholder, the Company shall issue a new Warrant of the same denomination to the assignee. For a transfer of this Warrant with respect to a portion of the Warrant Shares purchasable hereunder, upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Warrantholder, the Company shall issue a new Warrant to the assignee, in such denomination as shall be requested by the Warrantholder, and shall issue to the Warrantholder a new Warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(b)    This Warrant is exchangeable, without expense, at the option of the Warrantholder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company together with a written notice specifying the denominations in which new warrants are to be issued to the Warrantholder and signed by the Warrantholder hereof. The term “Warrants” as used herein includes any warrants into which this Warrant may be divided or exchanged.

10.    APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of California, without the application of principles of conflicts of laws that would result in any law other than the laws of the State of California.

11.    NOTICE. Any notices required or permitted to be given hereunder will be in writing and may be served personally or by mail, including by email; and if served will be addressed as follows:

If to the Company:    Transphorm, Inc.
75 Castilian Drive
Goleta, CA 93117
Attn: Primit Parikh and Cameron McAulay
Email: pparikh@transphormusa.com and cmcaulay@transphormusa.com with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati P.C.
650 Page Mill Road
Palo Alto, CA 94304
Attn: Julia Reigel and Erika Muhl
Email: jreigel@wsgr.com and emuhl@wsgr.com

If to the Warrantholder:    [●]
[●]
[●]
Attn: [●]
Email: Email:

Any notice so given by mail will be deemed effectively given 48 hours after mailing when deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed as specified above. Any notice given by email must be accompanied by confirmation of receipt, and will be deemed effectively given upon confirmation of such receipt. Any party may by written notice to the other specify a different address for notice purposes.

IN WITNESS WHEREOF, this Warrant is issued effective as of the date first set forth above.

TRANSPHORM, INC.
By:
Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE
(To be signed only upon exercise of Warrant)

To: Transphorm, Inc.

1.    The undersigned, the Warrantholder of the attached Warrant No. [●], hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, shares of Common Stock of Transphorm, Inc. as follows (choose one):

¨ Exercise for Cash. Pursuant to Section 1(b)(i) of the Warrant, the Warrantholder hereby elects to exercise the Warrant for cash and tenders payment herewith (or has made a wire transfer) to the order of Transphorm, Inc. in the amount of $_____________.
¨ Net Exercise. Pursuant to Section 1(b)(ii) of the Warrant, the Warrantholder hereby elects to Net Exercise the Warrant.

2.    The undersigned requests that the certificates or book entry position evidencing the shares to be acquired pursuant to such exercise be issued in the name of, and delivered to, the following:

Name:        ___________________________
Address:    ___________________________
Email:        ___________________________
SSN:        ___________________________

3.    The undersigned understands, agrees and recognizes that:

(a)    No federal or state agency has made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the securities.

(b)    All certificates or book entry positions evidencing the shares of Common Stock may bear a legend substantially similar to the legend set forth in Section 7 of the Warrant regarding resale restrictions.

4.    By its signature below the undersigned hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the attached Warrant as of the date hereof.

Dated: _________________

(Signature must conform in all respects to name of the Warrantholder as specified on the face of the Warrant)

Signature:____________________________________
By:_________________________________________
Its:__________________________________________

EXHIBIT B

NOTICE OF ASSIGNMENT FORM

FOR VALUE RECEIVED, [_____________] (the “Assignor”) hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of Common Stock of Transphorm, Inc. (the “Company”) covered thereby set forth below, to the following “Assignee” and, in connection with such transfer, represents and warrants to the Company that the transfer is in compliance with Section 7 of the Warrant and applicable federal and state securities laws:

NAME OF ASSIGNEE                    ADDRESS/FAX NUMBER
Number of shares:_______________________
Dated: __________________________            Signature: ______________________________
Witness: ______________________________

ASSIGNEE ACKNOWLEDGMENT
ASSIGNEE ACKNOWLEDGMENT
The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the Warrant as of the date hereof, including Section 7 thereof.

Signature:    ______________________________
By:        ______________________________
Its:        ______________________________

Address:
___________________________________
___________________________________
___________________________________